UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 9, 2006, Duke Realty Limited Partnership, an Indiana limited partnership (the “Partnership”), and Duke Realty Corporation, an Indiana corporation that is the sole general partner of the Partnership (the “Company”), entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with Deutsche Bank Securities Inc. (“Deutsche Bank”), pursuant to which Deutsche Bank agreed to purchase $25 million aggregate principal amount of the Partnership’s 5.5% Senior Notes due 2016 (the “Notes”). The Notes form part of the series of notes that the Partnership originally issued on March 1, 2006 in an aggregate principal amount of $125 million. Following the Partnership’s offering of the Notes, there will be $150 million aggregate principal amount of notes of this series outstanding. The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Partnership’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended.

On March 14, 2006, the Partnership completed the issuance of the Notes. The Notes were issued under the Indenture, dated as of September 19, 1995 (the “Indenture”), as supplemented by the Nineteenth Supplemental Indenture, dated as of March 1, 2006 (the “Supplemental Indenture”), by and between the Partnership and J.P. Morgan Trust Company, National Association (successor in interest to Bank One Trust Company, N.A.). The Indenture previously was filed with the Commission on September 22, 1995 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and the Supplemental Indenture previously was filed with the Commission on March 3, 2006 as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Registration Statement, and, as such, the Partnership is filing the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto.   By filing this Report, and the exhibits hereto, however, the Partnership does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1

Terms Agreement, dated as of March 9, 2006 (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, which Underwriting Agreement is incorporated by reference herein from

Exhibit 1.1 to the Current Report on Form 8-K filed by Duke Realty Limited Partnership with the Securities and Exchange Commission on January 31, 2006), by and among Duke Realty Limited Partnership, Duke Realty Corporation and Deutsche Bank Securities Inc.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

		By:	/s/ Howard L. Feinsand
			Name:	Howard L. Feinsand
			Title:	Executive Vice President, General Counsel and Secretary

Date: March 14, 2006